INCOME AND MINING TAXES - Calculation of expense by applying the Canadian statutory income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense at statutory income tax rate	$ 199,568	$ 192,073
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	94,511	92,200
Impact of foreign tax rates	(7,471)	(14,915)
Permanent differences	(19,197)	(2,450)
Impact of foreign exchange on deferred income tax balances	(11,453)	(1,332)
Total income and mining taxes expense	$ 255,958	$ 265,576